SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2003

CABLE DESIGN TECHNOLOGIES CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Foster Plaza 7

661 Andersen Drive

Pittsburgh, PA 15220

(Address of Principal Executive Offices, including Zip Code)

(412) 937-2300

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    OTHER EVENTS.

Cable Design Technologies Corporation (the “Company”) has entered into an agreement to issue and sell $110 million aggregate principal amount of its 4% Convertible Subordinated Debentures due 2023 through an offering within the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The sale of the debentures to the initial purchaser is expected to close on July 8, 2003. A press release of the Company announcing the transaction is filed herewith as Exhibit 99.1.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit 99.1 Press release dated July 2, 2003.

Exhibit 99.2 Information furnished pursuant to Regulation FD.

Item 9.    REGULATION FD DISCLOSURE.

Exhibit 99.2 contains information related to the Company furnished pursuant to Regulation FD.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2003

CABLE DESIGN TECHNOLOGIES CORPORATION

By:	/S/ CHARLES B. FROMM
Charles B. Fromm Vice President, Secretary & General Counsel

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Exhibit Index

EXHIBIT NO.	DESCRIPTION

99.1	Press release dated July 2, 2003.

99.2	Information furnished pursuant to Regulation FD.

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